                                                                   EXHIBIT 10.40

                        FEDERAL REALTY INVESTMENT TRUST
             AMENDED AND RESTATED RESTRICTED SHARE AWARD AGREEMENT


          This Restricted Share Award Agreement (this "Agreement") made as of January 1, 1998 between Federal Realty Investment Trust, an unincorporated business trust organized under the laws of the District of Columbia (the "Trust"), and Steven J. Guttman, an individual employee of the Trust (the "Key Employee"), is amended and restated as of February 27, 1998 as set forth below.

          WHEREAS, the Key Employee is eligible to receive a base salary payable in cash for the year 1998 (the "1998 Salary") from the Trust;

          WHEREAS, the Key Employee has agreed to forgo receipt of the 1998 Salary and to provide services to the Trust during the period from January 1, 1998 through December 31, 2002 in exchange for a grant from the Trust of the number of shares of beneficial interest, no par value of the Trust (the "Shares") equal to 133% of the 1998 Salary divided by the closing price per Share on December 31, 1997 (the "Restricted Shares");

          WHEREAS, the Compensation Committee of the Board of Trustees of the Trust (the "Compensation Committee") has authorized the award by the Trust to the Key Employee under the Trust's Amended and Restated 1993 Long-Term Incentive Plan (the "Amended Plan") of a Restricted Share Award for the Restricted Shares; and

          WHEREAS, the parties hereto desire to set forth in this Agreement their respective rights and obligations with respect to the Restricted Shares.

          NOW, THEREFORE, in consideration of the foregoing, the mutual promises herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

          1.  Award of Restricted Shares.
              --------------------------

              1.1. The Trust hereby grants to the Key Employee, effective as of January 1, 1998 (the "Award Date"), if the Key Employee is an employee of the Trust as of such date, the Restricted Shares, subject to the restrictions and other terms and conditions set forth herein and in the Amended Plan.

              1.2. On or as soon as practicable after the Award Date, the Trust shall cause one or more stock certificates representing the Restricted Shares to be registered in the name of the Key Employee. Such stock certificate or certificates shall be subject to a stop-transfer order and such other restrictions as the Board of Trustees or any committee thereof may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Shares are listed and any applicable federal or state securities law, and the Trust may cause a legend or legends to be placed on such certificate or certificates to make appropriate reference to such restrictions.

              1.3. The certificate or certificates representing the Restricted Shares shall be held in custody by the Chief Financial Officer of the Trust until the Restriction Period (as hereinafter defined in Paragraph 3) with respect thereto shall have lapsed. Simultaneously with the execution and delivery of this Agreement, the Key Employee shall deliver to the Trust one or more undated stock powers endorsed in blank relating to the Restricted Shares. The Trust shall deliver or cause to be delivered to the Key Employee or, in the case of the Key Employee's death, to the Key Employee's Beneficiary, one or more stock certificates for the appropriate number of Shares, free of all such restrictions, as to which the restrictions herein shall have expired. Upon forfeiture, in accordance with Paragraph 3, of all or any portion of the Restricted Shares, the certificate or certificates representing the forfeited Restricted Shares shall be canceled.

        2.    Restrictions Applicable to Restricted Shares.
              --------------------------------------------

              2.1. Beginning on the Award Date, the Key Employee shall have all rights and privileges of a stockholder with respect to the Restricted Shares, except that the following restrictions shall apply:

                    (a) none of the Restricted Shares may be assigned or transferred (other than by will or the laws of descent and distribution, or in the Committee's discretion, pursuant to a domestic relations order within the meaning of Rule 16a-12 of the Securities Exchange Act of 1934, as amended), pledged or sold by the Key Employee during the Restriction Period (as hereinafter defined in Paragraph 3);

                    (b) all or a portion of the Restricted Shares may be forfeited in accordance with Paragraph 3; and

                    (c) any Shares distributed as a dividend or otherwise with respect to any Restricted Shares as to which the restrictions have not yet lapsed shall be subject to the same restrictions as such Restricted Shares and shall be represented by book entry and held in the same manner as the Restricted

              Shares with respect to which they were distributed.

              2.2. Any attempt to dispose of Restricted Shares in a manner contrary to the restrictions set forth in this Agreement shall be null, void and ineffective. As the restrictions set forth in this Paragraph 2 hereof lapse in accordance with the terms of this Agreement as to all or a portion of the Restricted Shares, such shares shall no longer be considered Restricted Shares for purposes of this Agreement.

          3.  Restriction Period.
              ------------------

              3.1. Subject to Paragraphs 3.2 through 3.4, the restrictions set forth in Paragraph 2 shall apply for a period (the "Restriction Period") from the Award Date until such Restriction Period lapses. The Restriction Period shall lapse as to all Restricted Shares on the fifth anniversary of the Award Date; provided, however, that the Restriction Period for any particular
      --------  -------
Restricted Shares shall not lapse on the date set forth above unless the Key Employee tenders to the Trust (or the Trust otherwise withholds in accordance with Paragraph 3.4) the amount of any state and federal withholding tax obligation which will be imposed on the Trust by reason of the lapsing of the Restriction Period for such Restricted Shares.

              3.2.(a)     The Restriction Period shall lapse as to all
Restricted Shares in the event (i) of the termination of the Key Employee due to Disability (as defined in Paragraph 3.2(b)), (ii) that the Key Employee is terminated by the Trust without Cause (as defined in Paragraph 3.2(b)) or (iii) of the termination of the Key Employee due to his death, provided, however, that
                                                         --------  -------
the Restriction Period shall not lapse as to any Restricted Shares unless the Key Employee or his legal representative tenders (or the Trust otherwise withholds in accordance with Paragraph 3.4) the amount of any state and federal withholding tax obligation which will be imposed on the Trust by reason of the lapsing of the Restriction Period for the Restricted Shares.

              (b) For purposes of this Agreement, the terms "Cause" and "Disability" shall have the meanings assigned to them in the Amended and Restated Employment Agreement between the Trust and the Key Employee in effect from time to time.

              (c) Upon the occurrence of a Change in Control, the Restriction Period shall lapse as to all Restricted Shares. In such event, if the Key Employee tenders (or the Trust otherwise withholds in accordance with Paragraph 3.4), the amount of any state and federal withholding tax obligation which will be imposed on the Trust by reason of the lapsing of the Restriction Period for the Restricted Shares, the Trust shall deliver or cause to be delivered to the Key Employee, within ten (10) business days after the

Change in Control, one or more stock certificates representing those Shares as to which the Restriction Period shall have lapsed.

              (d) If the Key Employee's termination due to Disability or termination without Cause occurs before the first anniversary of the Award Date, or if a Change of Control occurs before such anniversary, any payments which the Key Employee is entitled to receive pursuant to the Amended and Restated Employment Agreement between the Trust and the Key Employee in effect from time to time, in the event of the Key Employee's termination due to Disability or termination without Cause or the Amended and Restated Executive Agreement between the Trust and the Key Employee in effect from time to time, in the event of a Change in Control, shall be setoff by the Trust by the following amount:
$39,583 times the number of months the Key Employee does not work in the year of his termination or in the year in which a Change of Control occurs, (if the Key Employee's employment terminated before the 16th day of a month, that month shall be treated as a month in which he did not work)).

              3.3. If the Key Employee (i) is terminated by the Trust for Cause or (ii) voluntarily resigns from employment in all capacities with the Trust before the fifth anniversary of the Award Date, then all rights of the Key Employee to the Restricted Shares shall terminate and be forfeited.

              3.4. In the event the Key Employee or his legal representative fails to promptly tender to the Trust any required tax withholding amount in accordance with this Paragraph 3, then the Trust shall retain a portion of the Restricted Shares sufficient to meet its tax withholding obligation.

          4.  Miscellaneous.
              -------------

              4.1.  Definitions; Application of Amended Plan.  Capitalized terms
                    ----------------------------------------
used in this Agreement, unless otherwise defined herein, have the respective meanings given to such terms in the Amended Plan. The terms of the Amended Plan are incorporated by reference as if set forth herein in their entirety and, except as specifically provided herein, shall govern the terms of this Restricted Share Award Agreement.

              4.2.  Notices.  Any notice required or permitted to be given under
                    -------
this Agreement shall be in writing and shall be deemed to have been given when delivered in person or when deposited in the U.S. mail, registered or certified, postage prepaid, and mailed to the respective addresses set forth herein, unless a party changes its address for receiving notices by giving notice in accordance with this Paragraph, in which case, to the address specified in such notice.

              4.3.  Continued Employment. This Agreement shall not confer upon
                    --------------------
the Key Employee any right with respect to continuance of employment by the Trust.

              4.4.  Entire Agreement; Amendment.  This Agreement constitutes the
                    ---------------------------
entire agreement of the parties with respect to the subject matter hereof and shall supersede all prior agreements and understandings, oral or written, between the parties with respect thereto. No provision of this Agreement may be amended, modified or waived at any time unless such amendment, modification or waiver shall be agreed to in writing and signed by both of the parties hereto.

              4.5.  Assignment. This Agreement shall be binding upon and inure
                    ----------
to the benefit of the heirs and representatives of the Key Employee and the assigns and successors of the Trust, but neither this Agreement nor any rights hereunder, subject to Paragraph 2.1(a), shall be assignable or otherwise subject to hypothecation by the Key Employee.

              4.6.  Severability.  If, for any reason, any provision of this
                    ------------
Agreement is held invalid, such invalidity shall not affect any other provision of this Agreement not so held invalid, and each such other provision shall to the full extent consistent with law continue in full force and effect. If any provision of this Agreement shall be held invalid in part, such invalidity shall in no way affect the rest of such provision not held so invalid, and the rest of such provision, together with all other provisions of this Agreement, shall to the full extent consistent with law continue in full force and effect.

              4.7.  Governing Law. This Agreement and its validity,
                    -------------
interpretation, performance and enforcement shall be governed by the laws of the District of Columbia other than the conflict of laws provisions of such laws, and shall be construed in accordance therewith.

              4.8.  Certain References.  References to the Key Employee in any
                    ------------------
provision of this Agreement under circumstances where the provision should logically be construed to apply to the Key Employee's executors or the administrators, or the person or persons to whom all or any portion of the Restricted Shares may be transferred by will or the laws of descent and distribution, shall be deemed to include such person or persons.

              4.9.  Headings. The headings of Paragraphs hereof are included
                    --------
solely for convenience of reference and shall not control the meaning or interpretation of any of the provisions of this Agreement.

              4.10. Source of Payments. Payments provided under this Agreement,
                    ------------------
if any, shall be paid in cash from the general funds of the Trust, and no special or separate fund shall be established and no other segregation of assets shall be made to assure payment.

              4.11. Exculpatory Clause. Neither the Trust's shareholders nor the
                    ------------------
Trustees, officers, employees or agents of the Trust shall be liable under this Agreement, and the Key Employee shall look solely to the Trust's estate for the payment of any claim under or for performance of this Agreement. The Trust is organized pursuant to a Third Amended and Restated Declaration of Trust dated as of May 24, 1984.

              4.12. Counterparts.  This Agreement may be executed in multiple
                    ------------
counterparts with the same effect as if each of the signing parties had signed the same document. All counterparts shall be construed together and constitute the same instrument.

          IN WITNESS WHEREOF, the Trust has caused this Agreement to be duly executed and the Key Employee has hereunto set his hand effective as of the day and year first above written.


                              FEDERAL REALTY INVESTMENT TRUST

                              By: /s/ Kristin Gamble
                              --------------------------------------------
                              Name:  Kristin Gamble
                              Title:  Chair, Compensation Committee

                              Address:
                              1626 East Jefferson Street
                              --------------------------------------------
                              Rockville, MD 20852
                              --------------------------------------------


                              STEVEN J. GUTTMAN

                                /s/ Steven J. Guttman
                              --------------------------------------------

                              Address:
                              5126 Wissinoming Road
                              --------------------------------------------
                              Bethesda, MD 20816
                              --------------------------------------------

                        FEDERAL REALTY INVESTMENT TRUST
             AMENDED AND RESTATED RESTRICTED SHARE AWARD AGREEMENT


     This Restricted Share Award Agreement (this "Agreement") made as of January 1, 1998 between Federal Realty Investment Trust, an unincorporated business trust organized under the laws of the District of Columbia (the "Trust"), and Steven J. Guttman, an individual employee of the Trust (the "Key Employee"), is amended and restated as of February 27, 1998 as set forth below.

     WHEREAS, the Key Employee is eligible to receive a cash bonus for the year 1997 (the "1997 Bonus");

     WHEREAS, the Key Employee has agreed to forgo receipt of the 1997 Bonus and to provide services to the Trust during the period from January 1, 1998 through December 31, 2002 in exchange for a grant from the Trust of the number of shares of beneficial interest, no par value of the Trust (the "Shares") equal to 133% of the 1997 Bonus divided by the closing price per Share on December 31, 1997 (the "Restricted Shares");

     WHEREAS, the Compensation Committee of the Board of Trustees of the Trust (the "Compensation Committee") has authorized the award by the Trust to the Key Employee under the Trust's Amended and Restated 1993 Long-Term Incentive Plan (the "Amended Plan") of a Restricted Share Award for the Restricted Shares; and

     WHEREAS, the parties hereto desire to set forth in this Agreement their respective rights and obligations with respect to the Restricted Shares.

     NOW, THEREFORE, in consideration of the foregoing, the mutual promises herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

     1.   Award of Restricted Shares.
          --------------------------

          1.1. The Trust hereby grants to the Key Employee, as of the date of the Compensation Committee's determination to award the Key Employee a bonus for 1997 (the "Award Date") the Restricted Shares, subject to the restrictions and other terms and conditions set forth herein and in the Amended Plan.

          1.2. On or as soon as practicable after the Award Date, the Trust shall cause one or more stock certificates representing the Restricted Shares to be registered in the name of the Key Employee. Such stock certificate or certificates shall be subject to a stop-transfer order and such other restrictions as the Board of Trustees or any committee thereof may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Shares are listed and any applicable federal or state securities law, and the Trust may cause a legend or legends to be placed on such certificate or certificates to make appropriate reference to such restrictions.

          1.3. The certificate or certificates representing the Restricted Shares shall be held in custody by the Chief Financial Officer of the Trust until the Restriction Period (as hereinafter defined in Paragraph 3) with respect thereto shall have lapsed. Simultaneously with the execution and delivery of this Agreement, the Key Employee shall deliver to the Trust one or more undated stock powers endorsed in blank relating to the Restricted Shares. The Trust shall deliver or cause to be delivered to the Key Employee or, in the case of the Key Employee's death, to the Key Employee's Beneficiary, one or more stock certificates for the appropriate number of Shares, free of all such restrictions, as to which the restrictions herein shall have expired. Upon forfeiture, in accordance with Paragraph 3, of all or any portion of the Restricted Shares, the certificate or certificates representing the forfeited Restricted Shares shall be canceled.

     2.   Restrictions Applicable to Restricted Shares.
          --------------------------------------------

          2.1. Beginning on the Award Date, the Key Employee shall have all rights and privileges of a stockholder with respect to the Restricted Shares, except that the following restrictions shall apply:

                (a) none of the Restricted Shares may be assigned or transferred (other than by will or the laws of descent and distribution, or in the Committee's discretion, pursuant to a domestic relations order within the meaning of Rule 16a-12 of the Securities Exchange Act of 1934, as amended), pledged or sold by the Key Employee during the Restriction Period (as hereinafter defined in Paragraph 3);

                (b) all or a portion of the Restricted Shares may be forfeited in accordance with Paragraph 3; and

                (c) any Shares distributed as a dividend or otherwise with respect to any Restricted Shares as to which the restrictions have not yet lapsed shall be subject to the same restrictions as such Restricted Shares and shall be represented by book entry and held in the same manner as the Restricted Shares with respect to which they were distributed.

          2.2. Any attempt to dispose of Restricted Shares in a manner contrary to the restrictions set forth in this Agreement shall be null, void and ineffective. As the restrictions set forth in this Paragraph 2 hereof lapse in accordance with the terms of this Agreement as to all or a portion of the Restricted Shares, such shares shall no longer be considered Restricted Shares for purposes of this Agreement.

     3.   Restriction Period.
          ------------------

          3.1. Subject to Paragraphs 3.2 through 3.5, the restrictions set forth in Paragraph 2 shall apply for a period (the "Restriction Period") from the Award Date until such Restriction Period lapses. The Restriction Period shall lapse as to all Restricted Shares on the fifth anniversary of the Award Date; provided, however, that the Restriction Period for any particular
      --------  -------
Restricted Shares shall not lapse on the date set forth above unless the Key Employee tenders to the Trust (or the Trust otherwise withholds in accordance with Paragraph 3.5) the amount of any state and federal withholding tax obligation which will be imposed on the Trust by reason of the lapsing of the Restriction Period for such Restricted Shares.

          3.2. (a) The Restriction Period shall lapse as to all Restricted Shares (i) in the event of the termination of the Key Employee due to death or Disability (as defined in Paragraph 3.2(b)) or (ii) in the event that the Key Employee is terminated by the Trust without Cause (as defined in Paragraph 3.2(b)), provided, however, that the Restriction Period will not lapse as to any
         --------  -------
Restricted Shares unless the Key Employee or his legal representative tenders (or the Trust otherwise withholds in accordance with Paragraph 3.5) the amount of any state and federal withholding tax obligation which will be imposed on the Trust by reason of the lapsing of the Restriction Period for such Restricted Shares.

          (b) For purposes of this Agreement, the terms "Cause" and "Disability" shall have the meanings assigned to them in the Amended and Restated Employment Agreement between the Trust and the Key Employee in effect from time to time.

          3.3. The Restriction Period shall lapse as to all Restricted Shares upon the occurrence of a Change in Control. In such event, if the Key Employee tenders (or the Trust otherwise withholds in accordance with Paragraph 3.5) the amount of any state and federal withholding tax obligation which will be imposed on the Trust by reason of the lapsing of the Restriction Period for such Restricted Shares, the Trust shall deliver or cause to be delivered to the Key Employee, within ten (10) business days after the Change in Control, one or more stock certificates representing those Shares as to which the Restriction Period shall have lapsed.

          3.4.  If the Key Employee (i) is terminated by the Trust for Cause or
(ii) voluntarily resigns from employment in all capacities with the Trust, then all rights of the Key Employee to the Restricted Shares shall terminate and be forfeited.

          3.5. In the event the Key Employee or his legal representative fails to promptly tender to the Trust any required tax withholding amount in accordance with this Paragraph 3, then the Trust shall retain a portion of the Restricted Shares sufficient to meet its tax withholding obligation.

     4.   Miscellaneous.
          -------------

          4.1.  Definitions; Application of Amended Plan.  Capitalized terms
                ----------------------------------------
used in this Agreement, unless otherwise defined herein, have the respective meanings given to such terms in the Amended Plan. The terms of the Amended Plan are incorporated by reference as if set forth herein in their entirety and, except as specifically provided herein, shall govern the terms of this Restricted Share Award Agreement.

          4.2.  Notices.  Any notice required or permitted to be given under
                -------
this Agreement shall be in writing and shall be deemed to have been given when delivered in person or when deposited in the U.S. mail, registered or certified, postage prepaid, and mailed to the respective addresses set forth herein, unless a party changes its address for receiving notices by giving notice in accordance with this Paragraph, in which case, to the address specified in such notice.

          4.3.  Continued Employment.  This Agreement shall not confer upon the
                --------------------
Key Employee any right with respect to continuance of employment by the Trust.

          4.4.  Entire Agreement; Amendment.  This Agreement constitutes the
                ---------------------------
entire agreement of the parties with respect to the subject matter hereof and shall supersede all prior agreements and understandings, oral or written, between the parties with respect thereto. No provision of this Agreement may be amended, modified or waived at any time unless such amendment, modification or waiver shall be agreed to in writing and signed by both of the parties hereto.

          4.5.  Assignment.  This Agreement shall be binding upon and inure to
                ----------
the benefit of the heirs and representatives of the Key Employee and the assigns and successors of the Trust, but neither this Agreement nor any rights hereunder, subject to Paragraph 2.1(a), shall be assignable or otherwise subject to hypothecation by the Key Employee.

          4.6.  Severability.  If, for any reason, any provision of this
                ------------
Agreement is held invalid, such invalidity shall not affect any other provision of this Agreement not so held invalid, and each such other provision shall to the full extent consistent with law continue in full force and effect. If any provision of this Agreement shall be held invalid in part, such invalidity shall in no way affect the rest of such provision not held so invalid, and the rest of such provision, together with all other provisions of this Agreement, shall to the full extent consistent with law continue in full force and effect.

          4.7.  Governing Law.  This Agreement and its validity, interpretation,
                -------------
performance and enforcement shall be governed by the laws of the District of Columbia other than the conflict of laws provisions of such laws, and shall be construed in accordance therewith.

          4.8.  Certain References.  References to the Key Employee in any
                ------------------
provision of this Agreement under circumstances where the provision should logically be construed to apply to the Key Employee's executors or the administrators, or the person or persons to whom all or any portion of the Restricted Shares may be transferred by will or the laws of descent and distribution, shall be deemed to include such person or persons.

          4.9.  Headings.  The headings of Paragraphs hereof are included solely
                --------
for convenience of reference and shall not control the meaning or interpretation of any of the provisions of this Agreement.

          4.10. Source of Payments. Payments provided under this Agreement, if
                ------------------
any, shall be paid in cash from the general funds of the Trust, and no special or separate fund shall be established and no other segregation of assets shall be made to assure payment.

          4.11. Exculpatory Clause.  Neither the Trust's shareholders nor the
                ------------------
Trustees, officers, employees or agents of the Trust shall be liable under this Agreement, and the Key Employee shall look solely to the Trust's estate for the payment of any claim under or for performance of this Agreement. The Trust is organized pursuant to a Third Amended and Restated Declaration of Trust dated as of May 24, 1984.

          4.12. Counterparts.  This Agreement may be executed in multiple
                ------------
counterparts with the same effect as if each of the signing parties had signed the same document. All counterparts shall be construed together and constitute the same instrument.

     IN WITNESS WHEREOF, the Trust has caused this Agreement to be duly executed and the Key Employee has hereunto set his hand effective as of the day and year first above written.

                                   FEDERAL REALTY INVESTMENT TRUST


                                   By: /s/ Kristin Gamble
                                   --------------------------------------
                                   Name:  Kristin Gamble
                                   Title:  Chair, Compensation Committee

                                   Address:

                                   1626 East Jefferson Street
                                   Rockville, MD 20852


                                   STEVEN J. GUTTMAN


                                   /s/ Steven J. Guttman
                                   --------------------------------------


                                   Address:

                                   5126 Wissioming Road
                                   Bethesda, MD 20816